                                                                    EXHIBIT 99.3

           PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (UNAUDITED)
                               GLOBAL SIGNAL INC.
                                 MARCH 31, 2005
                                 (in thousands)



                                                    HISTORICAL                                       PRO FORMA
                                                     MARCH 31        FORESITE          SUNCOM         MARCH 31
                                                     2005 (A)    ACQUISITION (B)   ACQUISITION (C)     2005
                                                    ----------   ---------------   ---------------   ----------

ASSETS
   Current assets:
      Cash and cash equivalents                      $  7,080      $     --           $    --        $    7,080
      Accounts receivable, prepaid expenses and
         other current assets                          10,558            --                --            10,558
      Interest rate swap assets, at fair value         11,742            --                --            11,742
                                                     --------      --------           -------        ----------
         Total current assets                          29,380            --                --            29,380

   Restricted cash                                     78,183       (14,500)B2             --            63,683
   Fixed assets, net                                  620,261        29,112 B1         49,597 C1        698,970

   Land                                                45,504           500 B1             --            46,004
   Intangible assets, net                             171,518         3,356 B1          6,938 C1        181,812

   Deferred debt issuance costs, net                   18,387            --                --            18,387

   Other assets                                         8,408            --                --             8,408
                                                     --------      --------           -------        ----------
                                                     $971,641      $ 18,468           $56,535        $1,046,644
                                                     ========      ========           =======        ==========

LIABILITIES AND STOCKHOLDERS' EQUITY

   Current liabilities:

      Accounts payable and accrued expenses            15,746      $     --           $    --        $   15,746
      Dividends payable                                20,858            --                --            20,858
      Deferred revenue                                 15,373            --                --            15,373
      Interest rate swap liability, at fair value          39            --                --                39
      Current portion of long-term debt and                                                                  --
         mortgage loan                                 60,388        18,348 B2         56,178 C2        134,914
                                                     --------      --------           -------        ----------
         Total current liabilities                    112,404        18,348            56,178           186,930
   Long-term debt, less current portion               696,670                                           696,670
   Other liabilities                                   13,766           120 B1            357 C1         14,243
                                                     --------      --------           -------        ----------
         Total liabilities                            822,840        18,468            56,535           897,843

   Stockholders' equity:
      Common stock                                        521            --                --               521
      Additional paid-in capital                      116,255            --                --           116,255
      Deferred stock-based compensation                (2,783)           --                --            (2,783)
      Accumulated other comprehensive income           10,494            --                --            10,494
      Equity derivatives                               24,314            --                --            24,314
      Retained earnings                                    --            --                --                --
                                                     --------     ---------           -------        ----------
                                                      148,801            --                --           148,801
                                                     --------     ---------           -------        ----------
                                                     $971,641     $  18,468           $56,535        $1,046,644
                                                     ========     =========           =======        ==========


      PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
                               GLOBAL SIGNAL INC.
                          YEAR ENDED DECEMBER 31, 2004
                      (in thousands except per share data)



                                                                  HISTORICAL                                          PRO FORMA
                                                                  YEAR ENDED                                          YEAR ENDED
                                                                 DECEMBER 31,       FORESITE            SUNCOM       DECEMBER 31,
                                                                   2004 (D)     ACQUISITION (E)    ACQUISITION (F)       2004
                                                                 ------------   ---------------    ---------------   ------------

Revenues                                                           $182,865        $ 3,302 E1         $ 6,673 F1       $192,840
Direct site operating expenses (excluding
   depreciation, amortization and accretion)                         57,462            866 E1           2,953 F1         61,281
                                                                   --------        -------            -------          --------
Gross margin                                                        125,403          2,436              3,720           131,559
Other expenses:
   Selling, general and administrative (excluding
      non-cash stock-based compensation expense
      of $4,235)                                                     23,410            721 E1              --            24,131
   State franchise, excise and minimum taxes                             69             --                 --                69
   Depreciation, amortization and accretion                          54,288          2,161 E2           3,772 F2         60,221
   Non-cash stock-based compensation expense                          4,235             --                 --             4,235
                                                                   --------        -------            -------          --------
                                                                     82,002          2,882              3,772            88,656
                                                                   --------        -------            -------          --------
Income from operations                                               43,401           (446)               (52)           42,903

Interest expense, net                                                27,529            890 E3           2,725 F3         31,144
Loss on early extinguishment of debt                                  9,018             --                 --             9,018
Other income                                                           (124)            --                 --              (124)
                                                                   --------        -------            -------          --------
Income before income tax expense                                      6,978         (1,336)            (2,777)            2,865
Income tax expense                                                     (341)            --                 --              (341)
                                                                   --------        -------            -------          --------
Net income  from continuing operations                             $  6,637        $(1,336)           $(2,777)         $  2,524
                                                                   ========        =======            =======          ========

Basic net income from continuing operations per share
   attributable to common stockholders                             $   0.14                                            $   0.05
                                                                   ========                                            ========

Diluted net income from continuing operations per share
   attributable to common stockholders                             $   0.13                                            $   0.05
                                                                   ========                                            ========

Weighted average number of shares of common stock outstanding:

   Basic                                                             46,831                                              46,831
                                                                   ========                                            ========
   Diluted                                                           49,683                                              49,683
                                                                   ========                                            ========


      PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
                               GLOBAL SIGNAL INC.
                        THREE MONTHS ENDED MARCH 31, 2005
                      (in thousands except per share data)



                                                        HISTORICAL                                               PRO FORMA
                                                    THREE MONTHS ENDED                                       THREE MONTHS ENDED
                                                         MARCH 31,           FORESITE          SUNCOM             MARCH 31,
                                                         2005 (G)        ACQUISITION (H)   ACQUISITION (I)          2005
                                                    ------------------   ---------------   ---------------   ------------------

Revenues                                                  $54,422            $ 906 H1         $1,685 I1           $57,013
Direct site operating expenses (excluding
   depreciation, amortization and accretion)               16,362              294 H1            729 I1            17,385
                                                          -------            -----            ------              -------
Gross margin                                               38,060              612               956               39,628
Other expenses:
   Selling, general and administrative (excluding
      non-cash stock-based compensation expense
      of $318)                                              6,348              186 H1             --                6,534
   State franchise, excise and minimum taxes                  174               --                --                  174
   Depreciation, amortization and accretion                17,554              540 H2            943 I2            19,037
   Non-cash stock-based compensation expense                  318               --                --                  318
                                                          -------            -----            ------              -------
                                                           24,394              726               943               26,063
                                                          -------            -----            ------              -------
Income from operations                                     13,666             (114)               13               13,565
Interest expense, net                                      10,201              222 H3            681 I3            11,104
Loss on early extinquishment of debt                           --               --                --                   --
Other income                                                  (14)              --                --                  (14)
                                                          -------            -----            ------              -------
Income before income tax benefit                            3,479             (336)             (668)               2,475
Income tax benefit                                            525               --                --                  525
                                                          -------            -----            ------              -------
Net income from continuing operations                     $ 4,004            $(336)           $ (668)             $ 3,000
                                                          =======            =====            ======              =======
Basic net income from continuing operations per
   share attributable to common stockholders              $  0.09                                                 $  0.06
                                                          =======                                                 =======
Diluted net income from continuing operations per
   share attributable to common stockholders              $  0.08                                                 $  0.06
                                                          =======                                                 =======
Weighted average number of shares of common stock
   outstanding:
   Basic                                                   46,831                                                  46,831
                                                          =======                                                 =======
   Diluted                                                 49,683                                                  49,683
                                                          =======                                                 =======


   NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
                               GLOBAL SIGNAL INC.
                      (in thousands except per share data)

The unaudited condensed consolidated balance sheet is presented on a pro forma basis to reflect the acquisition of the 172 communication sites previously owned by ForeSite ("the ForeSite 2005 Acquisition") and the pending acquisition of 169 communication sites owned by Triton ( "the SunCom Acquisition") as if they had occurred on March 31, 2005. The unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2004 and three months ended March 31, 2005 are presented on a pro forma basis to reflect the ForeSite
2005 Acquisition and SunCom Acquisition as if they had occurred on January 1,
2004.

The pro forma condensed consolidated financial statements should be read in conjunction with our consolidated financial statements, including the notes thereto, previously filed on our Form 10-K and 10-Q, the ForeSite 2005
Acquisition statements of revenue and certain expenses including the notes thereto, included elsewhere in this filing, the SunCom Acquisition statements of revenue and direct operating expenses including the notes thereto, for the three months ended March 31, 2005 and year ended December 31, 2004, included elsewhere in this filing. These pro forma condensed consolidated financial statements do not purport to represent our financial position or the results of operations that would actually have occurred assuming the completion of these acquisitions as of the dates indicated; nor do they purport to project our financial position or results of operations as of any future date or for any future period.

ADJUSTMENTS:

A.   Reflects our condensed consolidated balance sheet as of March 31, 2005, derived from our unaudited condensed consolidated financial statements included in our Form 10-Q for the three months ended March 31, 2005 filed on May 13, 2005.

B1.  The ForeSite 2005 Acquisition consists of the acquisition of 172 communications tower sites for a total purchase price of $30.9 million plus estimated fees and expenses of $1.9 million, that was consummated on April
     29, 2005. The table below reflects the preliminary allocation of the total purchase price.

                                                 Estimated
                                        Amount     Life
                                       -------   ---------
Purchase price allocation:
Fixed assets                           $29,112    15 years
Land                                       500         N/A
Intangible assets:
   Lease origination value    $  201              16 years
   Lease absorption value      3,155              16 years
                              ------
   Total intangible assets               3,356
                                       -------
Total assets                            32,968
Asset retirement obligation               (120)   16 years
                                       -------
Total                                  $32,848
                                       =======

B2.  Reflects the $30.9 million ForeSite 2005 Acquisition purchase price plus
     $1.9 million in estimated fees and expenses. The transaction was financed with $14.5 million of restricted cash and $18.3 million of borrowings under our acquisition credit facility entered into on April 25, 2005.

C1.  The SunCom Acquisition consists of the pending acquisition of 169 communications tower sites for a total purchase price of $55.1 million plus estimated fees and expenses of $1.1 million, and is expected to close toward the end of the second quarter of 2005.

                                                 Estimated
                                        Amount      Life
                                       -------   ---------
Purchase price allocation:
Fixed assets                           $49,597    15 years
Land                                        --         N/A
Intangible assets:
   Lease origination value    $  415              16 years
   Lease absorption value      6,523              16 years
                              ------
   Total intangible assets               6,938
                                       -------
Total assets                            56,535
Asset retirement obligation               (357)   16 years
                                       -------
Total                                  $56,178
                                       =======

C2.  Reflects the $55.1 million purchase price plus $1.1 million in estimated fees and expenses of the 169 communications tower sites. The transaction will be financed with $56.2 million of borrowings under our acquisition credit facility entered into on April 25, 2005.

D.   Reflects our condensed consolidated statement of operations for the year ended December 31, 2004, derived from our audited financial statements included in our Form 10-K for the year ended December 31, 2004.

E1.  Reflects revenues, direct site operating expenses and selling general and administrative costs of ForeSite 2005 Acquisition for the year ended
     December 31, 2004 derived from the audited statement of revenue and certain expenses included elsewhere herein.

E2.  Reflects depreciation, amortization and accretion for the year ended
     December 31, 2004 on the assets acquired as part of the ForeSite 2005
     Acquisition based on a purchase price of $30.9 million plus $1.9 million in estimated fees and expenses.

                                                      Estimated    Annual
                                             Amount      Life     Expense
                                            -------   ---------   -------
Purchase price allocation:
Fixed assets                                $29,112    15 years    $1,941
Land                                            500      N/A
Intangible assets:
   Lease origination value         $  201              16 years        12
   Lease absorption value           3,155              16 years       197
                                   ------
   Total intangible assets                    3,356
                                            -------
Total assets                                 32,968
Asset retirement obligation                    (120)   16 years        11
                                            -------                ------
Total                                       $32,848
                                            =======
Total depreciation, amortization
   and accretion                                                   $2,161
                                                                   ======

E3.  Reflects interest expense for the year ended December 31, 2004 related to the borrowings to finance the ForeSite 2005 Acquisition, assuming an interest rate of 4.85%.

F1.  Reflects revenues and direct site operating expenses of SunCom Acquisition for the year ended December 31, 2004 derived from the audited statement of revenue and direct operating expenses included elsewhere herein. SunCom
     Acquisition's audited statement of revenues and direct operating expenses was adjusted as follows to

     recognize revenues on a straight-line basis pursuant to an agreement between Global Signal and Triton to enter into a 10-year master lease agreement whereby Triton will pay Global Signal at fixed monthly rates for each of the 169 towers, as if the transaction occurred on January 1, 2004.
     The Triton lease is for an initial term of 10 years and contains annual escalators after the third year ranging from 2% to 3%.



                                                    Year Ended December 31, 2004
                                               ---------------------------------------
                                                              Pro Forma
                                               As Reported   Adjustments   As Adjusted
                                               -----------   -----------   -----------

     Revenue                                     $2,640         $4,033       $6,673
     Direct operating expenses:
        Ground rent                               2,485             --        2,485
        Property taxes                              366             --          366
        Other tower operating expenses              102             --          102
                                                 ------         ------       ------
     Total direct operating expenses              2,953             --        2,953
                                                 ------         ------       ------
     Revenue (less than) in excess of direct
        operating expenses                       $ (313)        $4,033       $3,720
                                                 ======         ======       ======


F2.  Reflects depreciation, amortization and accretion for the year ended
     December 31, 2004 on the assets to be acquired as part of the SunCom
     Acquisition based on a purchase price of $55.1 million plus $1.1 million in estimated fees and expenses.

                                                      Estimated    Annual
                                             Amount      Life     Expense
                                            -------   ---------   -------
Purchase price allocation:
Fixed assets                                $49,597    15 years    $3,306
Land                                             --      N/A
Intangible assets:
   Lease origination value         $  415              16 years        26
   Lease absorption value           6,523              16 years       408
                                   ------
   Total intangible assets                    6,938
                                            -------
Total assets                                 56,535
Asset retirement obligation                    (357)   16 years        32
                                            -------                ------
Total                                       $56,178
                                            =======
Total depreciation, amortization
   and accretion                                                   $3,772
                                                                   ======

F3.  Reflects interest expense for the year ended December 31, 2004 related to the borrowings to finance the SunCom Acquisition, assuming an interest rate of 4.85%.

G.   Reflects our condensed consolidated statement of operations for the three months ended March 31, 2005, derived from our unaudited interim financial statements included in our Form 10-Q for the three months ended March 31,
     2005 filed on May 13, 2005.

H1.  Reflects revenues, direct site operating expenses and selling general and administrative costs of ForeSite 2005 Acquisition for the three months ended March 31, 2005 derived from the unaudited statement of revenue and certain expenses included elsewhere herein.

H2.  Reflects depreciation, amortization and accretion for the three months ended March 31, 2005 on the assets acquired as part of the ForeSite 2005
     Acquisition based on a purchase price of $30.9 million plus $1.9 million in estimated fees and expenses.

                                                      Estimated   Three Months'
                                             Amount      Life        Expense
                                            -------   ---------   -------------
Purchase price allocation:
Fixed assets                                $29,112    15 years       $485
Land                                            500      N/A
Intangible assets:
   Lease origination value         $  201              16 years          3
   Lease absorption value           3,155              16 years         49
                                   ------
   Total intangible assets                    3,356
                                            -------
Total assets                                 32,968
Asset retirement obligation                    (120)   16 years          3
                                            -------                   ----
Total                                       $32,848
                                            =======
Total depreciation, amortization
   and accretion                                                      $540
                                                                      ====

H3.  Reflects interest expense for the three months ended March 31, 2005 related to the borrowings to finance the ForeSite 2005 Acquisition, assuming an interest rate of 4.85%.

I1.  Reflects revenue and direct site operating expenses of SunCom Acquisition for the three months ended March 31, 2005 derived from the unaudited statement of revenue and direct operating expenses included elsewhere herein. SunCom Acquisition's unaudited statement of revenue and direct operating expenses was adjusted as follows to recognize revenues on a straight-line basis pursuant to an agreement between Global Signal and
     Triton to enter into a 10-year master lease agreement whereby Triton will pay Global Signal at fixed monthly rates for each of the 169 towers, as if the transaction occurred on January 1, 2005. The Triton lease is for an initial term of 10 years and contains annual escalators after the third year ranging from 2% to 3%.



                                             Three Months Ended March 31, 2005
                                          ---------------------------------------
                                                         Pro Forma
                                          As Reported   Adjustments   As Adjusted
                                          -----------   -----------   -----------

Revenue                                      $677          $1,008        $1,685
Direct operating expenses:
   Ground rent                                637              --           637
   Property taxes                              69              --            69
   Other tower operating expenses              23              --            23
                                             ----          ------        ------
Total direct operating expenses               729              --           729
                                             ----          ------        ------
Revenue (less than) in excess of direct
   operating expenses                        $(52)         $1,008        $  956
                                             ====          ======        ======


I2.  Reflects depreciation, amortization and accretion for the three months ended March 31, 2005 on the assets to be acquired as part of the SunCom
     Acquisition based on a purchase price of $55.1 million plus $1.1 million in estimated fees and expenses.

                                                      Estimated   Three Months'
                                             Amount      Life        Expense
                                            -------   ---------   -------------
Purchase price allocation:
Fixed assets                                $49,597    15 years       $827
Land                                             --      N/A
Intangible assets:
   Lease origination value         $  415              16 years          6
   Lease absorption value           6,523              16 years        102
                                   ------
   Total intangible assets                    6,938
                                            -------
Total assets                                 56,535
Asset retirement obligation                    (357)   16 years          8
                                            -------                   ----
Total                                       $56,178
                                            =======
Total depreciation, amortization
   and accretion                                                      $943
                                                                      ====

I3.  Reflects interest expense for the three months ended March 31, 2005 related to the borrowings to finance the SunCom Acquisition, assuming an interest rate of 4.85%.